SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934


Date of Report  (Date of earliest event reported)   May 10, 1995


                  Brauvin Income Properties L. P. 6
           (Exact name of registrant as specified in its charter)


            Delaware       0-16857        36-1276801
       (State or other     (Commission    (IRS Employer
     jurisdiction of     File Number)   Identification
       organization)                        Number)


150 South Wacker Drive,  Suite 3200,  Chicago, Illinois       60606

       (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code   (312) 443-0922


                 Not Applicable
    (Former name or former address, if changed since last report)

Item 2.   Acquisition or Disposition of Assets

  As reported on the Current Report on Form 8-K filed with the Securities and Exchange Commission dated August 23, 1994, Brauvin/The Annex of Schaumburg Associates, a joint venture (the "Joint Venture") filed a voluntary petition for bankruptcy (Chapter 11) in the United States Bankruptcy Court in the Northern District of Illinois. The Joint Venture has two partners, Brauvin Real Estate Fund L.P. 5 ( the "BREF5") and
Brauvin Income Properties L.P. 6 (the "Partnership"), both Delaware limited partnerships. The Partnership is a 46% partner of the Joint
Venture and BREF5 is a 54% partner of the Joint Venture. On
February 10, 1995, the Bankruptcy Court ordered the dismissal of the voluntary petition for bankruptcy effectively eliminating the protection of the property from its creditors.

  As reported on the Current Report on Form 8-K filed with the Securities and Exchange Commission dated February 15, 1995, AUSA Life Insurance Company ("AUSA") filed a motion for appointment of a receiver against the Joint Venture. On February 17, 1995, the motion was granted and an order was issued. The receiver had full power and authority to operate, manage and conserve the mortgage real estate, commonly know as the Annex of Schaumburg (the "Annex"), pursuant to the order. On February 15, 1995, the Joint Venture received an amended notice of mortgage foreclosure from AUSA. The Joint Venture had until March 17, 1995 to file an answer to the amended notice. Since the Joint Venture did not answer on or before March 17, 1995, default was entered against the Joint Venture and a judgement in accordance with the request for relief.

  On April 3, 1995, a judgment of foreclosure and sale was entered into against the Joint Venture. On May 10, 1995, the Annex was sold to AUSA in a foreclosure sale, conducted by the Sheriff of Cook County, pursuant to the judgement of foreclosure, however, the Joint Venture did not receive notice of sale until May 22, 1995.

Item 7.   Financial Statements and Exhibits

     (b)  Pro Forma Financial Statements.

   The pro forma information included herein is presented for the year ended December 31, 1994 and the three months ended March 31, 1995, corresponding to the periods of the Partnership's annual and quarterly financial statements most recently filed with the Securities and Exchange Commission. The pro forma income statements and balance sheets reflect the Partnership's operations, assets and liabilities as originally reported and then as revised to exclude the Annex.

             BRAUVIN INCOME PROPERTIES L.P. 6
                   PRO FORMA BALANCE SHEET
     (Disposition of Brauvin/The Annex of Schaumburg)
                       March 31, 1995
                         (Unaudited)

                                Historical     Pro Forma      Pro Forma
                                Results      Adjustments       Results
ASSETS
Cash and cash equivalents     $   651,542    $      --        $651,542
Escrow and other deposits          84,726           --          84,726
Due from affiliates                26,415           --          26,415
Tenant receivables                151,689           --         151,689
Other assets                       82,704           --          82,704
Investment in (liability to)
  affiliated joint venture       (233,753)    (233,753)             --
                                  763,323     (233,753)        997,076
Investment in real estate, at cost:
     Land                       2,756,651           --       2,756,651
     Buildings                 10,596,134           --      10,596,134
                               13,352,785           --      13,352,785
     Less: accumulated
     depreciation              (2,434,762)          --      (2,434,762)
Total investment in real
     estate, net               10,918,023           --      10,918,023

     Total Assets             $11,681,346    $(233,753)    $11,915,099


LIABILITIES AND PARTNERS' CAPITAL
Liabilities
Accounts payable and
  accrued expenses             $  184,770    $      --       $184,770
Security deposits                   6,747           --          6,747
Mortgages payable               7,626,331           --      7,626,331

     Total Liabilities          7,817,848           --      7,817,848

Partners' Capital
General Partners                    4,584       (2,338)         6,922
Limited Partners                3,858,914     (231,415)     4,090,329

     Total Partners' Capital    3,863,498     (233,753)     4,097,251

     Total Liabilities and
     Partners' Capital        $11,681,346    $(233,753)   $11,915,099



     See Notes to Pro Forma Financial Statements

                       BRAUVIN INCOME PROPERTIES L.P. 6
                        PRO FORMA STATEMENT OF INCOME
                  (Disposition of Brauvin/The Annex of Schaumburg)
                        For the Three Months Ended March 31, 1995
                                (Unaudited)

                                Historical     Pro Forma    Pro Forma
                                Results      Adjustments     Results
INCOME
Rental                          $456,434      $    --        $456,434
Interest                           5,777           --           5,777
Other, primarily expense
        reimbursements            81,147           --          81,147

     Total income                543,358           --         543,358

EXPENSES
Mortgage and other interest      262,955           --         262,955
Depreciation and amortization     93,769           --          93,769
Real estate taxes                 33,300           --          33,300
Repairs and maintenance           20,517           --          20,517
Other property operating          71,493           --          71,493
General and administrative        50,081           --          50,081

     Total expenses              532,115           --         532,115

Net income before equity
    interest in Joint Venture     11,243           --          11,243

Equity interest in Joint
    Venture's net loss            (2,638)      (2,638)             --

Net Income                      $  8,605      $(2,638)        $11,243

Net Income Per Limited
Partnership Interest
(7,842.5 Units)                    $1.09       $(0.33)          $1.42








     See Notes to Pro Forma Financial Statements.

                  BRAUVIN INCOME PROPERTIES L.P. 6
                        PRO FORMA BALANCE SHEET
        (Disposition of Brauvin/The Annex of Schaumburg)
                        December 31, 1994
                        (Unaudited)

                                 Historical     Pro Forma        Pro Forma
                                  Results      Adjustments       Results
ASSETS
Cash and cash equivalents     $    445,771      $    --         $445,771
Escrow and other deposits           74,840           --           74,840
Due from affiliates                 29,171           --           29,171
Tenant receivables                 269,955           --          269,955
Other assets                        71,536           --           71,536
Investment in (liability to)
  joint venture                   (231,115)     (231,115)           --
                                   660,158      (231,115)        891,273
Investment in real estate, at cost:
     Land                        2,756,651            --       2,756,651
     Buildings                  10,596,134            --      10,596,134
                                13,352,785            --      13,352,785
Less: accumulated depreciation  (2,344,202)           --      (2,344,202)
Total investment in real
    estate, net                 11,008,583            --      11,008,583

     Total Assets             $ 11,668,741     $(231,115)    $11,899,856

LIABILITIES AND PARTNERS' CAPITAL
Liabilities
Accounts payable and
  accrued expenses         $       108,644     $      --        $108,644
Security deposits                    6,747            --           6,747
Mortgages payable                7,658,921            --       7,658,921

     Total Liabilities           7,774,312            --       7,774,312

Partners' capital
General Partners                     4,498        (2,311)          6,809
Limited Partners                 3,889,931      (228,804)      4,118,735

     Total Partners' Capital     3,894,429      (231,115)      4,125,544

     Total Liabilities and
     Partners' Capital         $11,668,741     $(231,115)    $11,899,856





     See Notes to Pro Forma Financial Statements.

                 BRAUVIN INCOME PROPERTIES L.P. 6
                   PRO FORMA STATEMENT OF INCOME
        (Disposition of Brauvin/The Annex of Schaumburg)
                For the Year Ended December 31, 1994
                            (Unaudited)

                        Historical     Pro Forma        Pro Forma
                        Results      Adjustments        Results
INCOME
Rental                  $1,817,802     $       --     $1,817,802
Interest                     9,878             --          9,878
Other, primarily
 expense reimbursements    392,617             --        392,617

     Total income        2,220,297             --      2,220,297

EXPENSES
Mortgages and other
   interest                765,221             --        765,221
Depreciation and
  amortization             387,589             --        387,589
Real estate taxes          129,366             --        129,366
Repairs and maintenance     79,065             --         79,065
Operating                  284,570             --        284,570
General and administrative 197,404             --        197,404

     Total expenses      1,843,215             --      1,843,215

Net income before
equity interest in
Joint Venture              377,082             --        377,082

Equity interest in
Joint Venture's net loss  (484,056)       (484,056)           --

Net (Loss) Income      $  (106,974)      $(484,056)     $377,082

Net (Loss) Income Per
Limited Partnership
Interest (7,842.5 Units)   $(13.50)        $(61.10)       $47.60






     See Notes to Pro Forma Financial Statements.

                 BRAUVIN INCOME PROPERTIES L.P. 6
                NOTES TO PRO FORMA FINANCIAL STATEMENTS
                        (Unaudited)

1.   Basis of Presentation

     The unaudited pro forma condensed financial statements are based upon the Brauvin Income Properties L.P. 6's (the "Partnership") audited financial statements for the year ended
December 31, 1994 with pro forma adjustments based on the Partnership's disposition of the Brauvin/The Annex of Schaumburg (the "Annex"). The pro forma adjustments reflect the financial effect of the disposition as if it had been consummated on January 1, 1994 and are described in detail by the following footnotes.

2    Property

     The Annex is stated at cost including adjustments for acquisition costs, leasing commissions and tenant improvements. Depreciation and amortization are recorded on a straight-line basis over the estimated economic lives of the properties, which approximate 38 years, and applicable lease terms, respectively.

     The Partnership makes periodic assessments concerning possible permanent impairment to the value of its properties. In the event that the Partnership determines that a permanent impairment in value has occurred, the carrying basis of that property is reduced to its estimated fair value.

3.   Cash Equivalents

     The Partnership considers all highly liquid investments with a maturity of 90 days or less when purchased to be a cash equivalent.

4.   Mortgage Payable

     On August 23, 1994, the Brauvin/The Annex of Schaumburg (the "Joint Venture") filed a voluntary petition for bankruptcy (Chapter 11) in the United States Bankruptcy Court in the Northern District of Illinois. The Joint Venture has two partners, the Partnership and Brauvin Real
Estate Fund L.P. 5 ("BREF5"), both Delaware limited partnerships.
The Partnership is a 46% partner of the Joint Venture and BREF5 is a 54% partner of the Joint Venture. On February 10, 1995, the Bankruptcy Court ordered the dismissal of the voluntary petition for bankruptcy effectively eliminating the protection of the property from its creditors.
Also on February 10, 1995, AUSA Life Insurance Company ("AUSA") filed a motion for appointment of a receiver against the Joint
Venture. On February 17, 1995, the motion was granted and an order was issued. The receiver will have full power and authority to operate, manage and conserve the Annex pursuant to the order. On
February 15, 1995, the Joint Venture received an amended notice of mortgage foreclosure from AUSA. The Joint Venture had until March 17, 1995 to file an answer to the amended notice. Since the Joint Venture did not answer on or before March 17, 1995, default was entered against the Joint Venture and a judgement in accordance with the request for relief.
On April 3, 1995, a judgment of foreclosure and sale was entered into against the Joint Venture. On May 10, 1995, the Annex was sold to AUSA in a foreclosure sale, conducted by the Sheriff of Cook County, pursuant to the judgement of foreclosure.

                            SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                        BRAUVIN INCOME PROPERTIES L.P. 6


                                By:  Brauvin 6, Inc.
                                     Corporate General Partner

                                By:  /s/ Jerome J. Brault
                                     President and Chief Executive Officer

                                Dated:    May 24, 1995